SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K\ A2


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of Earliest Event Reported):
                                 August 21, 1998




                               PROCYON CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Colorado                       0-17449                     36-8732690
      --------                       -------                     ----------
(State of Incorporation)        (Commission File No.)         (I.R.S. Employer
                                                             Identification No.)



                        1150 Cleveland Street, Suite 410
                            Clearwater, Florida 34615
                     --------------------------------------
                    (Address of principal executive offices)



                                 (813) 447-2998
               --------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 4.  Changes in Registrant's Certifying Accountant

(a) BDO Seidman, LLP (the "Former Accountants") reported on the financial statements of Procyon Corporation (the "Company") for the fiscal years ended June 30, 1996 and 1997. The report of the Former Accountants on the financial statements for such years contained no adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles, however the report for each of such years contained an explanatory paragraph related to the Company's ability to continue as a going concern.

     During the fiscal years ended June 30, 1996 and 1997 and through the date of this report, the Former Accountants did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(iv)(B)(1) through (3) of Item 304 of Regulation S-B. There were no disagreements with the Former Accountants on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the Former Accountants would have caused them to make reference thereto in their report on the financial statements for such years.

     The Former Accountants did not resign, decline to stand for re-election and were not dismissed.

(b) On August 21, 1998, the Company engaged Giunta, Ferlita & Walsh, P.A. (The "Successor Accountants") as the principal accountants to audit the Company's financial statements. The Board of Directors approved such engagement. During the Company's two most recent fiscal years and through the date of this report, the Company did not consult the Successor Accountants with respect to any of the matters described in paragraphs
     (a)(2)(i) through (ii) of Item 304 of Regulation S-B.

(c) The Company provided the Former Accountants with a copy of the disclosures it made in response to this Item and requested the Former Accountants to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company and, if not, stating the respect in which it does not agree. Such letter was filed as an amendment to the Form 8-K. This amendment conforms the information in Item 4(a) with that provided in the letter of the Former Accountants.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PROCYON CORPORATION



Date:    September 29, 1998               By:  /s/ John C. Anderson
                                               ---------------------------------
                                                   John C. Anderson, President






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